Exhibit 10.19




                               FIFTH AMENDMENT TO


                COMMERCIAL REVOLVING LOAN AND SECURITY AGREEMENT

                    AND COMMERCIAL REVOLVING PROMISSORY NOTE

                                     BETWEEN

                               HUDSON UNITED BANK

                                       AND

                     AEROSPACE PRODUCTS INTERNATIONAL, INC.

                            Dated as of July 31, 2003

         This Fifth Amendment to Commercial Revolving Loan And Security Agreement And Commercial Revolving Promissory Note ("Agreement") dated as of July 31, 2003 between AEROSPACE PRODUCTS INTERNATIONAL, INC., a Delaware corporation with an office at 3778 Distriplex Drive North, Memphis, Tennessee ("Borrower") and HUDSON UNITED BANK, a state banking corporation with an office located at 87 Post Road East, Westport, Connecticut 06880 (the "Bank").

                                    Recitals
                                    --------

         A. The Borrower and Bank entered into a Commercial Revolving Loan And Security Agreement and a Commercial Revolving Promissory Note each dated as of March 30, 2000, as amended by First Amendment to Commercial Revolving Loan And Security Agreement And Commercial Revolving Promissory Note dated August 30, 2000 and as further amended by Second Amendment to Commercial Revolving Loan And Security And Commercial Revolving Promissory Note dated as of April 27, 2001, and as further amended by Third Amendment to Commercial Revolving Loan And Security And Commercial Revolving Promissory Note dated as of June 28, 2001, and as further amended by Fourth Amendment to Commercial Revolving Loan And Security Agreement And Commercial Revolving Promissory Note dated as of July 31, 2002 (said Commercial Revolving Loan And Security Agreement and Commercial Revolving Promissory Note as amended, collectively, the "Loan Agreement") which Loan Agreement provides, inter alia, for Revolving Loans from the Bank to the Borrower at any time until the Commitment Termination Date, in the principal amount which would not exceed in the aggregate at any one time the Borrowing Base.

         B. The Revolving Loans are evidenced by the Commercial Revolving Promissory Note dated as of March 30, 2000, as amended (the "Note").

         C. The Borrower has requested that the Bank extend the Maturity Date of the Loan Agreement and the Note.

         D. The Bank agrees, subject to the terms and conditions contained in this Agreement, to the Borrower's request.

                                    Agreement
                                    ---------

         In consideration of the Recitals, which are incorporated by reference and the mutual covenants contained in this Agreement, the Borrower and the Bank, for good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be bound legally, agree as follows:

          1. Definitions. Except as modified herein, all capitalized terms herein, or in any certificate, document or report delivered pursuant to this Agreement, shall have the meaning set forth in the Loan Agreement.

          2. The definition of "Maturity Date(s)" set forth in Schedule 1.01 of the Loan Agreement is hereby amended as follows:

          "Maturity Date(s) shall mean July 1, 2005."
           ----------------

          3. The definition of "Tangible Net Worth" set forth in Schedule 1.01 of the Loan Agreement is hereby amended as follows:

               "Tangible  Net Worth"  shall mean,  as at any date the sum of the
                -------------------
               capital stock and paid-in surplus, plus retained earnings (or minus accumulated deficit) of the Borrower plus Partial Junior Debt minus intangible assets (including, without limitation, franchises, patents and patent applications, trademarks and brand names, goodwill, research and development expenses, unamortized debt discount and expense, and all write-ups in the book value of any asset)."

          4.   Section 6 of the Note is hereby amended and restated as follows:

               "6. All outstanding principal hereunder, together with all accrued and unpaid interest, late charges, cost and expenses shall be due and payable in full on July 1, 2005 (the
               "Maturity Date")."
               ---------------

          5. Section 7.04 of the Loan Agreement is hereby amended and restated as follows:

               "7.04.  Interest  Coverage  Ratio.  Permit the Interest  Coverage
                       -------------------------
               Ratio of the Borrower to be less than the ratios set forth below:

         Period                                                        Ratio
         ------                                                        -----

         For the second quarter ending July 31, 2001                   1.50:1
         For the third quarter ending October 31, 2001                 1.50:1
         For the fourth quarter ending January 31, 2002                1.75:1
         For the year ending January 31, 2002                          1.60:1
         For the first quarter ending April 30, 2002                   1.40:1
         For the second quarter ending July 31, 2002                   1.50:1
         For the third quarter ending October 31, 2002                 1.50:1
         For the fourth quarter ending January 31, 2003                1.75:1
         For the year ending January 31, 2003                          1.60:1
         For the first quarter ending April 30, 2003                   1.50:1
         For the second quarter ending July 31, 2003                   1.50:1
         For the third quarter ending October 31, 2003                 1.50:1
         For the fourth quarter ending January 31, 2004                1.75:1
         For the year ending January 31, 2004                          1.60:1
         For the first quarter ending April 30, 2004                   1.50:1
         For the second quarter ending July 31, 2004                   1:50:1
         For the third quarter ending October 31, 2004                 1:50:1
         For the fourth quarter ending January 31, 2005                1:75:1
         For the year ending January 31, 2005                          1:60:1
         For the first quarter ending April 30, 2005                   1:50:1"

          6.   Documents.   Concurrently  with  the  Borrower's   execution  and
               ---------
delivery of this Amendment, the Guarantor shall deliver to the Lender the executed Fifth Modification and Reaffirmation of Guaranty dated as of the date hereof and such other documents and assurances as the Bank and its counsel may reasonably request from the Borrower, the Guarantor or its counsel.

          7.   Costs,  Expenses and Taxes.  The Borrower agrees to pay on demand
               --------------------------
all costs and expenses in connection with the preparation, execution, delivery, filing, recording, and administration of this Agreement, and the other documents to be delivered pursuant to this Agreement, including, without limitation, legal fees, the cost of any appraisals of the Collateral and all costs and expenses, if any, in connection with the enforcement of this Agreement and the other documents to be delivered under this Agreement. Notwithstanding the foregoing, all such costs, expenses and fees shall be reasonable.

          8.   Binding Effect;  Governing Law and  Jurisdiction.  This Agreement
               ------------------------------------------------
shall become effective when it shall have been executed by the Borrower and the Bank and shall be binding upon and inure to the benefit of the Borrower, the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank. This Agreement is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of Connecticut and shall be in all respects governed, construed, applied and enforced in accordance with the laws of said State; and no defense given or allowed by the laws of any other State or Country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of Connecticut. The undersigned irrevocably appoints Aaron Hollander and each and every officer of the undersigned as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Agreement or any other Loan Document. The undersigned hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut or, at the option of Bank, any court in which Bank shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy, and that such action or proceeding may be commenced by service of process on any such officer. The undersigned agrees that the courts of the State of Connecticut and the United States District Court for the District of Connecticut shall have jurisdiction with respect to the subject matter hereof and the person of the undersigned. The undersigned agrees not to assert any defense to any proceeding initiated by Bank based upon improper venue or inconvenient forum.

          9.   Execution in Counterparts.  This Agreement may be executed in any
               -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          10.  Headings.  Section  headings used herein are for  convenience  of
               --------
reference only and are not to affect the construction of, or be taken into consideration in, interpreting this Agreement.

          11.  Entire  Agreement.  This  Agreement,  the Note and the other Loan
               -----------------
Documents together with all exhibits and schedules attached hereto and thereto embody the entire agreement and understanding between the Borrower and the Bank and supersede all prior agreements and understandings relating to the subject matter hereof unless otherwise specifically reaffirmed or restated herein.

          12.  Reaffirmation.  All  other  terms  and  conditions  of  the  Loan
               -------------
Agreement and Loan Documents executed in connection with the Loan Agreement unless otherwise modified herein, are hereby ratified and confirmed in all respects.

          13. THE BORROWER ACKNOWLEDGES THAT THE LOANS EVIDENCED HEREBY ARE A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE BANK MAY DESIRE TO USE, AND FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF ANY RENEWALS OR EXTENSIONS. THE BORROWER ALSO ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

          14. THE BORROWER WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR THE ENFORCEMENT OF ANY OF THE BANK'S RIGHTS. THE BORROWER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                               AEROSPACE PRODUCTS
                                               INTERNATIONAL, INC.


                                               By
                                                 --------------------------
                                                   Michael D. Davidson
                                                   Its Secretary


                                               HUDSON UNITED BANK


                                               By
                                                 --------------------------
                                                   Allison M. Knapp
                                                   Its Vice-President